PREPAID EXPENSES AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Mar. 31, 2022
Prepaid Expenses And Other Receivables
Prepaid clinical research costs	$ 1,286
Prepaid insurance	164	1,084
Research & development tax credits	169	169
Tax deposits	119	142
Other prepaid expenses	33	45
Other receivables	15	40
Total prepaid expenses and other receivables	$ 1,786	$ 1,480